                                     [LETTERHEAD]


                                                                  EXHIBIT 23.2

                  CONSENT OF MOORE STEPHENS FRAZER AND TORBET, LLP.
                                 INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 11, 1997, in the Registration Statement (Form SB-2) and the related Prospectus of Pacific MultiMedia, Inc. for the registration of shares of its Common Stock.


                                  /s/ Moore Stephens Frazer and Torbet, LLP
                                  -----------------------------------------
                                  MOORE STEPHENS FRAZER AND TORBET, LLP


Walnut, California
April 21, 1997

                                                                    EXHIBIT 23.2

      CONSENT OF MOORE STEPHENS FRAZER & TORBET, LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 11, 1997, in the Registration Statement (Form SB-2) and the related Prospectus of Pacific MultiMedia, Inc. for the registration of shares of its Common Stock.

                                       /s/ MOORE STEPHENS FRAZER & TORBET, LLP

Walnut, California

April 21, 1997